UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of report (Date of earliest event reported): August 25, 2004

                               Denny's Corporation
                               -------------------
             (Exact name of registrant as specified in its charter)


    Delaware                      0-18051                         13-3487402
  ------------                 -----------                       ------------
 (State or other             (Commission                         (IRS Employer
 jurisdiction of             File Number)                        Identification
 incorporation)                                                        No.)

    203 East Main Street, Spartanburg, SC                         29319-0001
  -----------------------------------------                      ------------
  (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (864) 597-8000

      --------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement.

The stockholders of Denny's Corporation (the "Company") approved the Denny's Corporation 2004 Omnibus Incentive Plan (the "Plan") at a special meeting of stockholders held on August 25, 2004. The purpose of the Plan is to promote the Company's success by linking the personal interests of its employees, officers, directors and consultants to those of its stockholders, and by providing participants with an incentive for performance. The Plan is administered by the Compensation Committee of the Board of Directors or the Board of Directors as a whole. Ten million shares of the common stock of the Company are reserved for issuance upon the grant or exercise of awards pursuant to the Plan.

The Plan authorizes the granting of incentive awards from time to time to selected employees, officers directors and consultants of the Company and its affiliates. Awards may be in any of the following forms: (i) options to purchase shares of common stock, which may be non-qualified stock options or incentive stock options under the U.S. tax code (the "Code"); (ii) stock appreciation rights; (iii) performance awards; (iv) restricted stock; (v) restricted stock units; (vi) deferred stock units; (vii) dividend equivalents; (viii) other stock-based awards in the discretion of the Compensation Committee, including unrestricted stock grants; and purely cash-based awards. The Compensation Committee may designate any award other than a market-priced option or stock appreciation right as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 deduction limit imposed by Code Section 162(m), in accordance with the Plan.

Pursuant to the Plan, on November 10, 2004, the Company granted awards of stock options ("Options") and restricted stock units ("RSUs") to its executive officers in amounts set forth in the table below. The Options are exercisable for $2.42 per share, and vest in 33 1/3% increments on December 29, 2004, 2005 and 2006, contingent upon the achievement of an increase in same store sales for the fourth quarter of 2004 and certain individual employee performance goals. The RSUs vest after five years of continued employment with the Company, subject to accelerated performance-based vesting as follows: up to one-third of the RSUs may be earned and will vest on each of June 30, 2005, 2006 and 2007, based on the Company's total shareholder return compared with a peer group over the 12-month period preceding the applicable vesting date. Vested RSUs will be settled 50% on the one-year anniversary of the vesting date and 50% on the two-year anniversary of the vesting date, and will be paid one-half in cash and one-half in stock, based on a 1-for-1 conversion with the fair market value of the Company's common stock on the date of settlement.

----------------------------------------   -----------------   --------------
       Executive Officer                   Number of Options   Number of RSUs

----------------------------------------   -----------------   --------------
Nelson Marchioli, President and               1,000,000          1,000,000
Chief Executive Officer
----------------------------------------   -----------------   --------------
Rhonda J. Parish, Executive Vice                300,000            300,000
President, General Counsel and
Secretary

----------------------------------------   -----------------   --------------
Margaret L. Jenkins, Senior Vice                270,000            270,000
President, Chief Marketing Officer
Denny's Inc.

----------------------------------------   -----------------   --------------


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----------------------------------------   ---------------     --------------
Andrew F. Green, Senior Vice President          270,000            270,000
and Chief Financial Officer

----------------------------------------   ---------------     --------------
Janis S. Emplit, Senior Vice President          270,000            270,000
for Strategic Services

----------------------------------------   ---------------     --------------
Linda G. Traylor, Senior Vice President,        200,000            200,000
Human Resources

----------------------------------------   ---------------     --------------
Mounir N. Sawda, Vice President,                 80,000             80,000
Franchise Development of Denny's Inc.

----------------------------------------   ---------------     --------------
Gustave E. Gelardi, Division Vice                75,000             75,000
President, Operations of Denny's Inc.

----------------------------------------   ---------------     --------------
Craig E. Herman, Division Vice                   75,000             75,000
President, Operations of Denny's Inc.

----------------------------------------   ---------------     --------------
Samuel M. Wilensky, Vice President,              75,000            75,000
Franchise Operations of Denny's Inc.

----------------------------------------   ---------------     --------------

The Plan and the form of Stock Option Award Agreement for option grants pursuant to the Plan are filed as Exhibits 99.1 and 99.2 to this report and are incorporated herein by reference.

Item 5.02         Election of Directors.

On November 15, 2004, the Company issued a press release announcing the November 12, 2004 appointment of Henry Nasella to the Company's Board of Directors (the "Board"). A copy of the press release is attached as Exhibit 99.3 hereto and incorporated herein by reference. Mr. Nasella will serve as a director for the remaining term which is set to run until the next annual meeting of the Company's stockholders and until a successor is elected. Mr. Nasella will also serve on the Audit and Finance Committee of the Board.

Item 9.01  Financial Statements and Exhibits.

(c)      Exhibits.

         99.1 Denny's Corporation 2004 Omnibus Incentive Plan (incorporated by reference to Appendix B to the Definitive Proxy Statement filed by the Company on August 2, 2004).

         99.2 Form of Stock Option Award Agreement for option grants pursuant to the Plan (incorporated by reference to Exhibit
                  99.2 to the Form S-8 Registration Statement filed by the Company on October 29, 2004).

         99.3     Press release of Denny's Corporation dated November 15, 2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     DENNY'S CORPORATION



                                                 By: /s/ Andrew F. Green
                                                     --------------------------
                                                     Andrew F. Green
                                                     Senior Vice President and
                                                     Chief Financial Officer


Date: November 15, 2004